Nationwide Life Insurance Company:
o        Nationwide Variable Account-II


                 Prospectus supplement dated October 6, 2005 to
                          Prospectus dated May 1, 2005

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THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE
READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.
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The 5% Extra Value Options are not available if the Capital Preservation Plus
Lifetime Income Options is elected. The provisions related to the availability of the Extra Value Options in the supplement dated September 30, 2005 are corrected as follows:

The restrictions currently imposed in connection with the availability of the 3% and 4% Extra Value Options, when the Capital Preservation Plus Lifetime Income Option has been selected, are being removed. Therefore, the applicable sections of your prospectus are being amended to reflect this change, as described below.

1. FOOTNOTE 6 TO THE "RECURRING CONTRACT EXPENSES" TABLE ON PAGE 6, RELATING TO THE CAPITAL PRESERVATION PLUS LIFETIME INCOME OPTION, IS ENTIRELY REPLACED WITH THE FOLLOWING:

(6)The Capital Preservation Plus Lifetime Income Option is available to all contract owners until May 1, 2006. Effective May 1, 2006, the Capital Preservation Plus Lifetime Income Option may only be elected at the time of application or within the first 60 days after the contract is issued. The Capital Preservation Plus Lifetime Income Option is not available if any of the following optional benefits are elected: the C Schedule Option, either of the 5% Extra Value Options, or the Capital Preservation Plus Option. Currently, the variable account charge associated with the Capital Preservation Plus Lifetime Income Option is equal to an annualized rate of 0.60% of the daily net assets of the variable account.

2. THE "CHARGES AND EXPENSES" SECTION IS AMENDED BY REPLACING THE LAST SENTENCE OF THE FIRST PARAGRAPH OF THE "CAPITAL PRESERVATION PLUS LIFETIME INCOME OPTION" SUBSECTION WITH THE FOLLOWING:

The Capital Preservation Plus Lifetime Income Option may not be elected if any of the following optional benefits are elected: the C Schedule Option, either of the 5% Extra Value Options, or the Capital Preservation Plus Option.

3. THE FOLLOWING SENTENCE, WHICH IS THE LAST SENTENCE OF THE "EXTRA VALUE OPTIONS" SECTION (IMMEDIATELY PRECEDING THE "3% EXTRA VALUE OPTION" SUBSECTION), IS AMENDED AS FOLLOWS:

The 5% Extra Value Options are not available if the Capital Preservation Plus Lifetime Income Option is elected.


4. THE SECOND TO THE LAST SENTENCE OF THE "AVAILABILITY" SUBSECTION OF THE "CAPITAL PRESERVATION PLUS LIFETIME INCOME OPTION" SECTION IS REPLACED AS
     FOLLOWS:

The CPP Lifetime Income Option is not available if any of the following optional benefits are elected: the C Schedule Option, either of the 5% Extra Value Options, or the CPP Option is.